Stock-Based Compensation (Notes)	12 Months Ended
Dec. 31, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-Based Compensation
The company may issue up to an aggregate of 10.5 million shares of common stock as stock awards (including restricted stock units), stock options, performance awards and stock appreciation rights ("SARs") under its stock incentive plan; at December 31, 2013, 1.5 million shares were available for future grants. Stock awards and stock options issued to the company's chief executive officer are under a separate plan as described in Note 1. Stock options provide for the purchase of shares of common stock at fair market value at the date of grant. The company issues new shares when grants of restricted stock units vest or when options are exercised under the stock plans. Stock compensation expense totaled $9 million, $8 million and $10 million for the years ended December 31, 2013, 2012 and 2011, respectively.
RESTRICTED STOCK UNITS INCLUDING PERFORMANCE-BASED RESTRICTED STOCK UNITS
The company's share-based awards primarily consist of restricted stock units ("RSU's"), which generally vest over four years. The fair value of the awards at the grant date is expensed over the period from the grant date to the date the employee is no longer required to provide service to earn the award. Prior to vesting, grantees are not eligible to vote or receive dividends on the restricted stock units.
In the second quarter of 2013, the company granted certain executives performance-based restricted stock units ("PRSU's"), which include both performance and service conditions. PRSU awards vest upon satisfying Chiquita stock price performance metrics as established by the board of directors and meeting the service requirements. Prior to vesting, grantees are not eligible to vote or receive dividends on the performance-based restricted stock units. The estimated weighted average fair value per unit granted on May 28, 2013 and June 10, 2013 was $9.06 and $9.44, respectively, using a Monte-Carlo valuation technique based on market prices and the following assumptions at the dates of grant: weighted average risk-free interest rate of 2.2%, dividend yield of 0% and volatility factor for the company's common stock of 49%. The fair value of the awards is expensed over the period from the grant date to the date the employee is no longer required to provide service to earn the award.
A summary of the activity and related information for the company's RSU's and PRSU's is follows:

	RSU's		PRSU's
(In thousands, except per share amounts)	Units	Weighted average grant date price	Units	Weighted average grant date price
Unvested units at January 1, 2013	1,351	$10.80	—	n/a
Units granted	198	7.47	266	9.13
Units vested	(621)	11.40	—	—
Units forfeited	(131)	8.86	(20)	9.06
Unvested units at December 31, 2013	797	$9.83	246	$9.13

Restricted stock and performance-based restricted stock units compensation expense totaled $6 million, $8 million and $8 million for the years ended December 31, 2013, 2012 and 2011, respectively. At December 31, 2013, there was $6 million of total unrecognized pre-tax compensation cost related to unvested restricted stock and performance-based restricted stock units. This cost is expected to be recognized over a weighted-average period of approximately two years. The weighted average grant date price in 2012 and 2011 was $9.38 and $10.23, respectively.
LONG-TERM INCENTIVE PROGRAM
The company has established a Long-Term Incentive Program ("LTIP") for certain executive level employees. Awards are intended to be performance-based compensation as defined in Section 162(m) of the Internal Revenue Code. As discussed in Note 1, LTIP awards cover three year performance cycles and are measured partly on performance criteria (cumulative earnings per share and/or cumulative free cash flow generation) and partly on market criteria (total shareholder return relative to a peer group of companies). The LTIP allows a portion of the awards to be paid in cash in an amount substantially equal to the estimated tax liability triggered by such awards and are therefore liability-classified awards. The awards for the 2009-2011 performance period were originally accounted for as equity-classified awards, but were modified in 2010 resulting in liability classification. Both liability-classified and equity-classified awards recognize the fair value of the award ratably over the performance period; however, equity-classified awards only measure the fair value at the grant date, whereas liability-classified awards measure the fair value at each reporting date, with changes in the fair value of the award cumulatively adjusted through compensation expense each period. For modified awards, expense was recognized at the higher of the two classifications.
For the 2013-2015 and 2012-2014 periods, up to 0.3 million and 0.2 million shares, respectively, could be awarded depending on the company’s achievement of the metrics. The company awarded approximately 0.1 million shares and approximately $1 million in cash payments for the 2009-2011 plan in March 2012. No shares and no cash payments for the both the 2010-2012 and 2011-2013 plans were awarded. LTIP compensation expense (income) totaled $2 million, $(1) million and $2 million for the years ended December 31, 2013, 2012 and 2011, respectively.
STOCK OPTIONS
The table below includes hiring inducement stock option grants for 1,440,062 shares made to the company's new chief executive officer in October 2012 and the expiration of 325,000 shares made to the company’s former chief executive officer in January 2004, both in accordance with New York Stock Exchange rules. In addition, no options were outstanding at December 31, 2013 under the stock incentive plan, which excludes options granted to the current and former chief executive officers. When issued, these options generally vested over four years and are exercisable for a period not in excess of ten years. Options granted to the company's new chief executive officer in October 2012 vest half in each of October 2013 and 2014, respectively, and are exercisable through October 2017.
A summary of the activity and related information for the company's stock options follows:

	2013
(In thousands, except per share amounts)	Shares	Weighted average exercise price
Under option at January 1, 2013	1,827	$10.68
Options granted	—	—
Options exercised	—	—
Options forfeited or expired	(387)	21.85
Under option at December 31, 2013	1,440	$7.68
Options exercisable at December 31, 2013	720	$7.68

Stock option compensation expense totaled $2 million and less than $1 million for the years ended December 31, 2013 and 2012; there was no stock option compensation expense during 2011. At December 31, 2013, there was $1 million of total unrecognized pre-tax compensation cost related to unvested stock options. This cost is expected to be recognized over a weighted-average period of approximately one year. Options outstanding as of December 31, 2013 had a weighted average remaining contractual life of four years. Options outstanding and exercisable at December 31, 2013 had a weighted average remaining life of four years and aggregate intrinsic value of $3 million.
The estimated weighted average fair value per option share granted was $2.68 for 2012 using a Black-Scholes option pricing model based on market prices and the following assumptions at the date of option grant: weighted average risk-free interest rate of 3.4%, dividend yield of 0%, volatility factor for the company's common stock of 50% and a weighted average expected life of three years for options not forfeited. There were no stock options granted during 2013 or 2011.